                        ANNUAL REPORT / DECEMBER 31 1998

                          AIM NEW PACIFIC GROWTH FUND







                                   ARTWORK





AIM LOGO

                       INVEST WITH DISCIPLINE-Registered Trademark-

ARTWORK

MOUNTAIN AND PALM TREE LANDSCAPE BY SHERRI SILVERMAN, (BORN 1951, AMERICAN)

BEAUTIFUL AT FIRST GLANCE, SILVERMAN'S VIBRANT PAINTINGS OFFER EVEN GREATER REWARDS TO THE CONTEMPLATIVE VIEWER. DRAWING THEIR POWER FROM THE SIMPLEST SHAPES AND PUREST PIGMENTS, HER WORKS DISCARD REALISTIC REPRESENTATION IN FAVOR OF INTENSE MOOD AND ATMOSPHERE. IN THE COVER PAINTING, SILVERMAN'S TROPICAL COLORS MELT SEAMLESSLY TOGETHER INTO A DREAMLIKE VISION OF EXOTIC LANDS.

AIM New Pacific Growth Fund is for shareholders who seek long-term growth of capital. The Fund invests primarily in equity securities of companies located in Pacific region countries other than Japan. Japan was eliminated from the Fund's Primary Investment Area on January 21, 1994.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

- AIM New Pacific Growth Fund (formerly GT Global New Pacific Growth Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

- When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and Class expenses.

- Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.

- The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

- International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

- The Morgan Stanley Capital International (MSCI) Pacific ex-Japan Index is a market-value-weighted average of the performance of selected securities listed on five major Pacific Rim exchanges (Australia, Hong Kong, Malaysia, New Zealand and Singapore).

- The MSCI AC (All-Country) Pacific Free ex-Japan Index is a group of unmanaged securities from all developed and emerging markets in the Pacific Rim, excluding Japan, tracked by Morgan Stanley Capital International. A "free" index includes only securities available to non-domestic investors.

- An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                          AIM NEW PACIFIC GROWTH FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


Mr. Bauer's photo

DEAR FELLOW SHAREHOLDER:

During the fiscal year covered by this report, a variety of events converged to produce harsh market conditions in several sectors and geographic areas: fallout from currency devaluations in Southeast Asia, the seemingly intractable downturn in Japan, Russia's default on much of its foreign debt, and later the gathering crisis in Brazil, which devalued its currency shortly after the fiscal year closed.

  We understand how unnerving it is to have an investment lose value. While the difficult market environment helps explain much of your Fund's poor performance, it is not the whole story. When we added the former GT Global funds to our fund family, we understood that several of them needed to bolster their performance substantially. We also recognized their significant long-term potential, and now that we are the funds' investment advisor, we will strive to see that potential realized. Where necessary, we have begun to make the changes in management and investment strategy we believe will enhance your Fund's performance. We intend to continue managing your Fund with the careful oversight and disciplined investment strategy used in all AIM funds, and we hope you will share our patience as investors while we work to improve your Fund's performance.

  On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio during the fiscal year, and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative.


WE INTEND TO CONTINUE MANAGING YOUR FUND WITH THE CAREFUL OVERSIGHT AND DISCIPLINED INVESTMENT STRATEGY USED IN ALL AIM FUNDS.


INVESTING FUNDAMENTALS UNCHANGED

The abrupt reversals of market sentiment during this reporting period reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know exactly when to enter and exit a market, we remain convinced that the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

  However difficult many markets have been this fiscal year, the fundamental principles of investing are unchanged: broad portfolio diversification, in which this Fund is part of a complete investment strategy designed with your personal financial goals in mind; realistic expectations, recognizing that the potential for downturns is always present; and as always, long-term thinking.

  Your financial consultant is your best resource for helping you construct a diversified portfolio, weather turbulent markets, and keep your eye on your long-term goals.

YEAR 2000 CONCERN

Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.

  We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.

  We thank you for your continued participation in The AIM Family of Funds-Registered Trademark-.

Sincerely,


Mr. Bauer's signature

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                          AIM NEW PACIFIC GROWTH FUND

                      ANNUAL REPORT / MANAGERS' OVERVIEW

FUND TAKES DEFENSIVE STANCE IN ASIA'S VOLATILE MARKETS

THE ASIAN CRISIS CONTINUED TO DEEPEN IN 1998. HOW DID THIS AFFECT THE FUND'S PERFORMANCE?

Most Asian economies continued to deteriorate in 1998. A financial crisis in Russia followed by one in Latin America further destabilized an already volatile situation in Asia's markets. However, Asia started to rally in October, offering a needed jolt to investor confidence. But overall the year was a difficult one, and the Fund ended the reporting period with disappointing results.

  Total return for the fiscal year ended December 31, 1998, was -19.09% for Class A shares, -19.55% for Class B shares, and -18.51% for Advisor Class shares. In comparison, over the same period the MSCI Pacific ex-Japan Index returned -6.64% and the MSCI AC Pacific Free ex-Japan returned -4.86%.

The Asia Pacific Region

Map of Asia, Countries:
Bangladesh
China
Pakistan
India
South Korea
Hong Kong
Taiwan
Vietman
Philippines
Malaysia
Sri Lanka
Thailand
Singapore
Indonesia
Australia
New Zealand

WHICH FACTORS AFFECTED ASIAN MARKETS MOST?

Throughout 1998, Asia's markets were characterized by sharp movements in stock prices. Slight gains at the beginning of the year were overshadowed by a deep downturn in the summer. The decline was essentially a flight-to-quality phenomenon spurred by worldwide currency troubles and Russia's foreign debt default.

  Relief came in the fall, when the U.S. Federal Reserve Board (the Fed) made a series of rate cuts to help calm investors' nerves. The Fed's moves, a stronger yen and falling interest rates across Asia gave investors courage to return to the region. The magnitude of response was actually much stronger than expected. Asia's markets experienced a dramatic upward reversal, led by interest-sensitive sectors, with most of the gain concentrated in the first half of October.

HOW WAS THE FUND AFFECTED BY THIS REVERSAL?

While the October upswing was good news for the region, it was bad news for the Fund. We had taken a defensive position for the first three quarters of 1998, avoiding the crisis countries and interest-rate sensitive stocks. The strategy served the Fund reasonably well through September. Unfortunately, our cautious positioning caused us to miss out on much of the surprise rally in October.


THE FED'S MOVES, A STRONGER YEN AND FALLING INTEREST RATES ACROSS ASIA GAVE INVESTORS COURAGE TO RETURN TO THE REGION.


WHAT CHANGES DID YOU MAKE IN THE FOURTH QUARTER?

During the fourth quarter, we increased the portfolio's exposure to such interest-sensitive sectors as land development and finance. We concentrated on opportunities in Hong Kong, Singapore, and Australia, where the banking systems are more intact than in other parts of the region. We reduced our cash holdings and focused on interest-rate sensitive stocks to take advantage of the current lower interest-rate environment, but we also maintained our exposure to stocks that are more defensive, such as utilities and telecommunications companies.

  These moves, as well as our macroeconomic analysis, led us to increase our positions in Hong Kong, Korea and Taiwan. Of all the countries in the region, Korea has made some of the most impressive steps toward reform. The government has been very strict about rehabilitating its banks, in particular. We believe Korea will continue to encourage further corporate and financial reform in 1999. An example of a strong Korean holding in the portfolio at the end of the reporting period was Samsung Fire and Marine Insurance, a company with growing global ties and a strong domestic market.

  Another significant change we made in the portfolio was to reduce our holdings in India, where political uncertainty and weak government finances have hurt market performance. We are also maintaining very limited positions in Malaysia and Indonesia.

COULD YOU DISCUSS A FEW OF YOUR BEST HOLDINGS?

One of our favorites was Telstra, an Australian company that offers a broad range of telecommunications options and information services mainly to the


            SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                          AIM NEW PACIFIC GROWTH FUND
                                      2

                       ANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION
As of 12/31/98, based on total net assets

TOP 10 EQUITY HOLDINGS
 1. Hutchison Whampoa (Hong Kong)                            6.2%
 2. Cheung Kong (Holdings) Ltd. (Hong Kong)                  6.0
 3. National Australia Bank Ltd. (Australia)                 4.9
 4. Telstra Corporation Ltd. (Australia)                     4.3
 5. Samsung Fire and Marine Insurance (Korea)                3.4
 6. Brambles Industries Ltd. (Australia)                     3.4
 7. Australia & New Zealand Banking Group Ltd. (Australia)   3.3
 8. AMP Ltd. (Australia)                                     3.2
 9. CLP Holdings Ltd. (Hong Kong)                            3.0
10. Singapore Press Holdings Ltd. (Singapore)                2.9



TOP 5 SECTORS
1. Finance                         33.5%
2. Services                        23.0
3. Consumer Durables               11.1
4. Multi-Industry Miscellaneous     9.6
5. Energy                           8.7



TOP 5 COUNTRIES
1. Australia                       35.9%
2. Hong Kong                       27.0
3. Korea                           13.9
4. Singapore                       11.3
5. Taiwan                           7.8


Please keep in mind that the Fund's portfolio is subject to change. There is no assurance the Fund will continue to hold any particular security.

Australian market, but also to other markets in the Asia-Pacific region. Telstra has distinguished itself as a leader and innovator in mobile phone technology. For instance, it was one of the first commercial outfits in the world to offer Internet access via mobile phone. The company boasted double-digit earnings growth rates in 1998 and has improved its margins through more efficient management and production practices.

  Cheung Kong Holdings of Hong Kong was another strong point in the portfolio. The company is a diversified conglomerate with interests in a variety of businesses, from infrastructure to hotels to retailing. Part of its success is due to its position as Hong Kong's leading property developer. The company's financial strength has allowed it to continue purchasing land at the current low point in the industry's cycle.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE FUND?

Lower inflation and falling interest rates across Asia helped the region make some important strides toward recovery in 1998. These improvements boosted investor confidence late in the year and should support equity markets in the near term. However, they may not be sufficient for a real economic recovery.

  After years of excessive investing and overbuilding, Asia now is burdened with substantial over-capacity. Consequently, it may be difficult for the region to attract capital for new facility investment. The need for capital expenditure has declined significantly, and the effect is likely to be anemic economic growth in the near term. And despite the global easing in interest rates, the threat of weak external demand remains. Furthermore, the negative effects of Japan's uncertain outlook and Latin America's weak markets may weigh against any positive recovery efforts in the Asia-Pacific region.

  But the low point could also be the beginning of a needed change, and we may see growth begin to pick up again later in 1999. We believe that in some parts of Asia the scarcity of capital is encouraging more productive resource allocation and more competitive business practices. The economic crisis, though painful, may have helped correct institutional weaknesses in many Asian economies and lay a stronger foundation for future growth.

  We're hopeful about the long-term outlook in the region. Asia is still the lowest-cost, most efficient manufacturing region in the world, boasting brand new production infrastructure, high workforce productivity and advanced production techniques. For the aggressive, long-term investor, the Fund offers exposure to the region's potential.

           SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                           AIM NEW PACIFIC GROWTH FUND
                                      3

                        ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE


RESULTS OF A $10,000 INVESTMENT
AIM NEW PACIFIC GROWTH FUND VS. BENCHMARK INDEX

12/31/88-12/31/98

HYPO Chart    AIM New Pacific    MSCI  AC       MSCI Pacific
              Growth Fund,       Pacific Free   ex-Japan Index
              Class A Shares     ex-Japan
                                 Index
12/31/88        $9,450           $10,000         $10,000
12/31/89       $13,996           $12,143         $11,597
12/31/90       $12,462           $10,703         $10,418
12/31/91       $14,090           $14,170         $14,235
12/31/92       $12,969           $15,570         $15,234
12/31/93       $20,829           $28,796         $27,488
12/31/94       $16,719           $25,170         $23,641
12/31/95       $17,964           $27,687         $26,804
12/31/96       $21,565           $31,189         $32,426
12/31/97       $12,023           $19,649         $22,454
12/31/98        $9,728           $19,242         $19,990

Past performance is no guarantee of comparable future results.



AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/98, including sales charges

CLASS A SHARES
Inception (1/19/77)            8.15%
10 years                      -0.27
5 years                      -15.09
1 year                       -23.57*

CLASS B SHARES

Inception (4/1/93)            -7.09%
5 years                      -14.97
1 year                       -23.56**

ADVISOR CLASS SHARES

Inception (6/1/95)           -15.60%
3 years                      -18.19
1 year                       -18.51

*-19.09%, excluding sales charges
**-19.55%, excluding CDSC


Source: Towers Data Systems HYPO-Registered Trademark-.

  Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Advisor Class shares will differ from Class A shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART

The chart above compares your Fund's Class A shares to benchmark indexes. The purpose of this comparison is to give you a general idea of your Fund's relative performance.

  It is important to understand the differences between your Fund and an index. An index measures performance of a hypothetical portfolio. A market index such as the MSCI Pacific ex-Japan Index or the MSCI AC Pacific Free ex-Japan Index is not managed and incurs no sales charges, expenses, or fees. You cannot invest in an index. However, if you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

  Since the last reporting period, AIM New Pacific Growth Fund has elected to use the MSCI All Country (AC) Pacific Free ex-Japan Index. This index more closely reflects the performance of the securities in which the Fund invests. The Fund will no longer be measured against the MSCI Pacific ex-Japan Fund, the index published in previous reports to shareholders.

  Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the Fund's performance to both the old and the new index.


                           AIM NEW PACIFIC GROWTH FUND
                                      4

                         ANNUAL REPORT / FOR CONSIDERATION

OF FINANCE AND THE FED

A few words from Federal Reserve Board Chairman Alan Greenspan can send the markets into a frenzy or calm them down.

  Why? In 1998, a year of record volatility in stock and bond markets, when investors and analysts alike seemed genuinely puzzled as to what to do next, the Federal Reserve Board became a constant in the midst of the unsettling environment.

WHAT IS THE FED?

The Federal Reserve Board, or "The Fed," consists of seven presidential appointees including Chairman Greenspan. In addition to overseeing the country's Federal Reserve System--the central bank of the United States--members of the Fed serve on the Federal Open Market Committee (FOMC), which decides monetary policy. Other FOMC members include the chairman of the New York Federal Reserve Bank and four other FOMC seats that are rotated among the remaining 11 Federal Reserve Banks.

  The FOMC meets eight times a year, and these meetings are always followed with a great deal of interest because it is here that decisions on monetary policy are made. Often these decisions involve changes in interest rates.

WHY ARE ADJUSTMENTS TO INTEREST RATES SO CLOSELY FOLLOWED?

Interest rate changes by the Fed are important for several reasons: (1) they frequently reflect economic trends; (2) they immediately affect bond markets;
(3) they usually affect the stock market because when rates are high, people tend to be less apt to take on the greater risks of stocks; and (4) they often have a trickle-down effect.

  For example, an interest rate hike was considered during the first half of 1998 when the U.S. economy seemed in danger of overheating and sparking inflation. A rate hike would have helped slow things down by making borrowing more expensive. Instead, myriad financial difficulties abroad affected markets and slowed the U.S. economy enough to persuade the Fed to lower short-term interest rates. Three rate cuts between late September and mid-November spurred rallies in the stock market as a whole.

  Consumers feel the effect of interest rate adjustments as they trickle down through the banking system. Rate cuts by the Fed often prompt rate reductions on home mortgages, car loans, and variable-rate credit cards. Conversely, rate hikes make all forms of loans more expensive.

  Although the Fed does not directly control the financial markets, its influence over short-term interest rates makes it a potent force.

WHAT ELSE DOES THE FED DO?

The Fed is an integral part of the Federal Reserve System (FRS), created by Congress in 1913. The FRS includes 12 regional Federal Reserve Banks in New York, Atlanta, Boston, Chicago, Cleveland, Dallas, Kansas City, Minneapolis, Philadelphia, Richmond, St. Louis, and San Francisco. A Federal Reserve Bank

-    clears checks,
-    lends money to banks needing emergency reserves,
-    issues currency, and
-    holds reserve deposits of member banks.

  A bank must hold a percentage of its loans as liquid reserves, meaning readily available. The Fed decides what this percentage will be and can lower it to inject more money into the economy or raise it to tighten credit.

  While these other functions of the Federal Reserve System do not generate as many headlines as its interest rate moves, they are crucial to the Fed's purpose of keeping the nation's banking system safe, flexible and stable.

FED RATE CUTS AND THE DOW

WEEKLY CLOSES, DOW JONES INDUSTRIAL AVERAGE*
7/3/98-12/31/98

7/10/98              9105.74
7/17/98              9337.97 Dow reaches new high 9,337.97
7/24/98              8937.36
7/31/98              8883.29
8/7/98               8598.02
8/14/98              8425.00
8/21/98              8533.66
8/28/98              8051.68 8/28/98 Dow's weekly decline (-481.97)
9/4/98               7640.25
9/11/98              7795.50
9/18/98              7895.66
9/25/98              8028.77 9/29/98 1st rate cut
10/2/98              7784.69
10/9/98              7899.52
10/16/98             8416.76 10/15/98 2nd rate cut
10/23/98             8452.29
10/30/98             8592.10
11/6/98              8975.46
11/13/98             8919.59
11/20/98             9159.55 11/17/98 3rd rate cut
11/27/98             9333.08
12/4/98              9016.14
12/11/98             8821.76
12/18/98             8903.63
12/24/98             9217.99
12/31/98             9181.43

This graph shows the weekly closing levels for the Dow from July 3 through December 31, 1998. While the Fed does not control the Dow, which is affected by innumerable factors, its influence is clearly reflected in the index's behavior.

* The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.


                         AIM NEW PACIFIC GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (30.2%)
  National Australia Bank Ltd. ..............................   AUSL          371,750   $  5,599,513         4.9
    BANKS-MONEY CENTER
  Samsung Fire & Marine Insurance ...........................   KOR            10,500      3,937,500         3.4
    INSURANCE - MULTI-LINE
  Australia & New Zealand Banking Group Ltd. ................   AUSL          574,750      3,758,500         3.3
    BANKS-REGIONAL
  AMP Ltd.-/- ...............................................   AUSL          285,150      3,609,801         3.2
    INSURANCE-LIFE
  HSBC Holdings PLC .........................................   HK            115,021      2,865,466         2.5
    BANKS-MONEY CENTER
  Lend Lease Corp., Ltd. ....................................   AUSL          210,000      2,828,827         2.5
    REAL ESTATE
  Overseas-Chinese Banking Corp., Ltd. - Foreign ............   SING          400,000      2,715,975         2.4
    BANKS-REGIONAL
  Development Bank of Singapore - Foreign ...................   SING          300,000      2,709,912         2.4
    BANKS-MONEY CENTER
  Cathay Life Insurance Co., Ltd. ...........................   TWN           700,000      2,262,978         2.0
    INSURANCE-LIFE
  Hang Seng Bank ............................................   HK            220,000      1,966,542         1.7
    BANKS-MONEY CENTER
  DBS Land Ltd. .............................................   SING          800,000      1,178,539         1.0
    REAL ESTATE
  First Commercial Bank .....................................   TWN           700,000        979,173         0.9
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                          34,412,726
                                                                                        ------------
Services (23.0%)
  Telstra Corporation Ltd.-/- ...............................   AUSL        1,060,800      4,955,898         4.3
    TELEPHONE - REGIONAL/LOCAL
  Brambles Industries Ltd. ..................................   AUSL          158,050      3,846,768         3.4
    BUSINESS & PUBLIC SERVICES
  Singapore Press Holdings Ltd. .............................   SING          310,816      3,297,533         2.9
    BROADCASTING & PUBLISHING
  News Corp., Ltd. Preferred ................................   AUSL          535,350      3,255,003         2.8
    BROADCASTING & PUBLISHING
  Hong Kong Telecommunications Ltd. .........................   HK          1,300,200      2,274,104         2.0
    TELEPHONE NETWORKS
  TABCORP Holdings Ltd. .....................................   AUSL          358,600      2,195,708         1.9
    LEISURE & TOURISM
  Telecom Corporation of New Zealand Ltd. ...................   NZ            431,200      1,870,481         1.6
    TELEPHONE NETWORKS
  Philippine Long Distance Telephone Co. ....................   PHIL           60,290      1,555,871         1.4
    TELEPHONE - LONG DISTANCE
  Telekom Malaysia Bhd.{F} ..................................   MAL           367,750        806,469         0.7
    TELEPHONE NETWORKS
  Woolworths Ltd. ...........................................   AUSL          234,550        797,925         0.7
    RETAILERS-OTHER
  Cable & Wireless Optus Ltd.-/- ............................   AUSL          330,500        694,113         0.6
    WIRELESS COMMUNICATIONS

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Malaysia International Shipping Bhd. - Foreign{F} .........   MAL           458,000   $    502,193         0.4
    TRANSPORTATION - SHIPPING
  Berjaya Sports Toto Bhd.{F} ...............................   MAL           300,000        311,842         0.3
    LEISURE & TOURISM
                                                                                        ------------
                                                                                          26,363,908
                                                                                        ------------
Consumer Durables (11.1%)
  Cheung Kong (Holdings) Ltd. ...............................   HK            950,000      6,836,429         6.0
    HOUSING
  Samsung Electronics .......................................   KOR            32,000      2,152,000         1.9
    CONSUMER ELECTRONICS
  City Developments Ltd. ....................................   SING          300,000      1,300,394         1.1
    HOUSING
  New World Development Co., Ltd. ...........................   HK            500,000      1,258,535         1.1
    HOUSING
  Sun Hung Kai Properties Ltd. ..............................   HK            150,000      1,093,958         1.0
    HOUSING
                                                                                        ------------
                                                                                          12,641,316
                                                                                        ------------
Multi-Industry/Miscellaneous (9.6%)
  Hutchison Whampoa .........................................   HK          1,000,000      7,067,161         6.2
    MULTI-INDUSTRY
  Shanghai Industrial Holdings Ltd. .........................   HK            800,000      1,616,089         1.4
    MULTI-INDUSTRY
  China Development Corp. ...................................   TWN           744,500      1,365,418         1.2
    CONGLOMERATE
  PT Telekomunikasi Indonesia ...............................   INDO        2,500,000        865,385         0.8
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                          10,914,053
                                                                                        ------------
Energy (8.7%)
  CLP Holdings Ltd. .........................................   HK            700,000      3,487,757         3.0
    ELECTRICAL & GAS UTILITIES
  Manila Electric Co. "B" ...................................   PHIL          430,000      1,387,097         1.2
    ELECTRICAL & GAS UTILITIES
  Hong Kong Electric Holdings Ltd. ..........................   HK            400,000      1,213,357         1.1
    ELECTRICAL & GAS UTILITIES
  Electricity Generating Public Co., Ltd. - Foreign-/- ......   THAI          400,900      1,090,847         0.9
    ELECTRICAL & GAS UTILITIES
  PTT Exploration and Production Public Co., Ltd. -
   Foreign-/- ...............................................   THAI          140,600        994,298         0.9
    OIL
  Santos Ltd. ...............................................   AUSL          327,200        877,509         0.8
    OIL
  Korea Electric Power Corp. ................................   KOR            35,000        869,167         0.8
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                           9,920,032
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Technology (5.7%)
  LG Information & Communication ............................   KOR            85,562   $  2,303,044         2.0
    TELECOM TECHNOLOGY
  Compeq Manufacturing Co., Ltd.-/- .........................   TWN           207,200      1,359,005         1.2
    COMPUTERS & PERIPHERALS
  Taiwan Semiconductor Manufacturing Co.-/- .................   TWN           550,000      1,213,864         1.1
    SEMICONDUCTORS
  Asustek Computer, Inc.-/- .................................   TWN            90,000        842,089         0.7
    COMPUTERS & PERIPHERALS
  Compal Electronics, Inc.-/- ...............................   TWN           250,000        815,978         0.7
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                           6,533,980
                                                                                        ------------
Materials/Basic Industry (5.2%)
  Broken Hill Proprietary Co., Ltd. .........................   AUSL          230,000      1,692,624         1.5
    MISC. MATERIALS & COMMODITIES
  Rio Tinto Ltd. ............................................   AUSL          116,000      1,374,724         1.2
    MISC. MATERIALS & COMMODITIES
  Western Mining Corporation Holdings Ltd. ..................   AUSL          366,300      1,103,485         1.0
    METALS - NON-FERROUS
  North Ltd. ................................................   AUSL          661,000      1,076,583         0.9
    METALS - STEEL
  Hansol Paper Co. ..........................................   KOR            57,000        650,750         0.6
    PAPER/PACKAGING
                                                                                        ------------
                                                                                           5,898,166
                                                                                        ------------
Capital Goods (4.4%)
  Samsung Display Devices Co. ...............................   KOR            45,000      2,223,750         1.9
    ELECTRICAL PLANT/EQUIPMENT
  Singapore Technologies Engineering Ltd. ...................   SING        1,800,000      1,680,509         1.5
    AEROSPACE/DEFENSE
  Cheung Kong Infrastructure Holdings .......................   HK            500,000      1,116,547         1.0
    CONSTRUCTION
                                                                                        ------------
                                                                                           5,020,806
                                                                                        ------------
Consumer Non-Durables (2.9%)
  Foster's Brewing Group Ltd. ...............................   AUSL        1,209,371      3,273,001         2.9
    BEVERAGES - ALCOHOLIC
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $112,323,801) ................                            114,977,988       100.8
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Merrill Lynch - Kospi 300 Call Warrants, due 3/11/99
   Performance linked to equity securities. Redemption amount
   100% of the final closing price of the Korean Kospi 300
   Index converted to the prevailing foreign exchange rate.
   (cost $1,560,001){\/} ....................................   KOR           626,456      3,323,850         2.9
                                                                                        ------------       -----
    INVESTMENT MANAGEMENT
                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Samsung Fire & Marine Insurance Rights, expire 1/13/99 ....   KOR             2,137   $    411,729         0.4
    INSURANCE - MULTI-LINE

    The accompanying notes are an integral part of the financial statements.

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Compal Electronics, Inc. Rights, expire 1/21/99 ...........   TWN           250,000            389          --
    COMPUTERS & PERIPHERALS
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0) ......................................                                412,118         0.4
                                                                                        ------------       -----
                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1998, with State Street Bank & Trust
   Co., due January 4, 1999, for an effective yield of 4.50%, collateralized by $2,730,000 U.S. Treasury Notes, 6.25%
   due 4/30/01 (market value of collateral is $2,852,850,
   including accrued interest). (cost $2,796,000) ...........                              2,796,000         2.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $116,679,802)  * ....................                            121,509,956       106.5
Other Assets and Liabilities ................................                             (7,446,371)       (6.5)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $114,063,585       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {F} Security considered illiquid due to currency and capital controls mandated by the Malaysian government.
          * For Federal income tax purposes, cost is $117,549,663 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  12,087,878
                 Unrealized depreciation:            (8,127,585)
                                                  -------------
                 Net unrealized appreciation:     $   3,960,293
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................   35.9                                  35.9
Hong Kong (HK/HKD) ...................   27.0                                  27.0
Indonesia (INDO/IDR) .................    0.8                                   0.8
Korea (KOR/KRW) ......................   10.6         3.3                      13.9
Malaysia (MAL/MYR) ...................    1.4                                   1.4
New Zealand (NZ/NZD) .................    1.6                                   1.6
Philippines (PHIL/PHP) ...............    2.6                                   2.6
Singapore (SING/SGD) .................   11.3                                  11.3
Taiwan (TWN/TWD) .....................    7.8                                   7.8
Thailand (THAI/THB) ..................    1.8                                   1.8
United States (US/USD) ...............                              (4.1)      (4.1)
                                        ------        ---            ---      -----
Total  ...............................  100.8         3.3           (4.1)     100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $114,063,585.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACT OUTSTANDING
                               DECEMBER 31, 1998

                                          MARKET VALUE
                                             (U.S.       CONTRACT  DELIVERY   UNREALIZED
CONTRACT TO SELL:                           DOLLARS)      PRICE      DATE    DEPRECIATION
----------------------------------------  ------------   --------  --------  -------------
Singapore Dollars.......................    3,166,553     1.64240   2/12/99   $      (455)
                                          ------------                       -------------
  Total Contract to Sell (Receivable
   amount $3,166,098)...................    3,166,553                                (455)
                                          ------------                       -------------
THE VALUE OF CONTRACT TO SELL AS
 PERCENTAGE OF NET ASSETS IS 2.78%
  Total Open Forward Foreign Currency
   Contract.............................                                      $      (455)
                                                                             -------------
                                                                             -------------

----------------
See Note 1 of Notes to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $116,679,802) (Note 1)............................  $121,509,956
  U.S. currency....................................................................  $     556
  Foreign currencies (cost $922,547)...............................................    934,105      934,661
                                                                                     ---------
  Receivable from A I M Advisors, Inc.........................................................      497,914
  Receivable for Fund shares sold.............................................................      158,884
  Dividends receivable........................................................................       93,264
  Receivable for securities sold..............................................................       93,230
  Miscellaneous and interest receivable.......................................................        6,795
                                                                                                -----------
    Total assets..............................................................................  123,294,704
                                                                                                -----------
Liabilities:
  Payable for Fund shares repurchased.........................................................    8,033,717
  Payable for investment management and administration fees (Note 2)..........................      902,957
  Payable for service and distribution expenses (Note 2)......................................      124,251
  Payable for transfer agent fees (Note 2)....................................................       58,789
  Payable for custodian fees..................................................................       33,539
  Payable for professional fees...............................................................       25,912
  Payable for printing and postage expenses...................................................       14,419
  Payable for registration and filing fees....................................................        4,970
  Payable for Trustees' fees and expenses (Note 2)............................................        3,618
  Payable for fund accounting fees (Note 2)...................................................        3,020
  Payable for open forward foreign currency contract (Note 1).................................          455
  Other accrued expenses......................................................................       25,472
                                                                                                -----------
    Total liabilities.........................................................................    9,231,119
                                                                                                -----------
Net assets....................................................................................  $114,063,585
                                                                                                -----------
                                                                                                -----------
Class A:
Net asset value and redemption price per share ($80,824,489 DIVIDED BY 15,576,633 shares
 outstanding).................................................................................  $      5.19
                                                                                                -----------
                                                                                                -----------
Maximum offering price per share (100/94.50 of $5.19) *.......................................  $      5.49
                                                                                                -----------
                                                                                                -----------
Class B:+
Net asset value and offering price per share ($31,836,790 DIVIDED BY 6,318,490 shares
 outstanding).................................................................................  $      5.04
                                                                                                -----------
                                                                                                -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,402,306 DIVIDED
 BY 270,869 shares outstanding)...............................................................  $      5.18
                                                                                                -----------
                                                                                                -----------
Net assets consist of:
  Paid in capital (Note 4)....................................................................  $196,845,058
  Accumulated net investment loss.............................................................      (22,386)
  Accumulated net realized loss on investments and foreign currency transactions..............  (87,598,203)
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies.................................................................................        8,962
  Net unrealized appreciation of investments..................................................    4,830,154
                                                                                                -----------
Total -- representing net assets applicable to capital shares outstanding.....................  $114,063,585
                                                                                                -----------
                                                                                                -----------

--------------
   * On sales of $25,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $122,214)..............................  $ 3,912,604
  Interest income...........................................................................      696,245
  Securities lending income.................................................................      308,990
                                                                                              -----------
    Total investment income.................................................................    4,917,839
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    1,447,661
  Transfer agent fees (Note 2)..............................................................      884,800
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $   370,817
    Class B....................................................................      410,888      781,705
                                                                                 -----------
  Printing and postage expenses.............................................................      218,595
  Custodian fees............................................................................      126,500
  Registration and filing fees..............................................................      121,000
  Professional fees.........................................................................       85,489
  Fund accounting fees (Note 2).............................................................       40,387
  Trustees' fees and expenses (Note 2)......................................................       13,140
  Other expenses (Note 1)...................................................................      113,073
                                                                                              -----------
    Total expenses before reductions........................................................    3,832,350
                                                                                              -----------
      Expenses reimbursed by A I M Advisors, Inc. (Note 2)..................................     (497,914)
      Expense reductions (Note 5)...........................................................      (88,368)
                                                                                              -----------
    Total net expenses......................................................................    3,246,068
                                                                                              -----------
Net investment income.......................................................................    1,671,771
                                                                                              -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments.............................................  (42,030,213)
  Net realized gain on foreign currency transactions...........................    1,956,431
                                                                                 -----------
    Net realized loss during the year.......................................................  (40,073,782)
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies...........................................   (1,281,283)
  Net change in unrealized appreciation of investments.........................   24,192,659
                                                                                 -----------
    Net unrealized appreciation during the year.............................................   22,911,376
                                                                                              -----------
Net realized and unrealized loss on investments and foreign currencies......................  (17,162,406)
                                                                                              -----------
Net decrease in net assets resulting from operations........................................  $(15,490,635)
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              YEAR ENDED     YEAR ENDED
                                                                             DECEMBER 31,   DECEMBER 31,
                                                                                 1998           1997
                                                                             -------------  -------------
Decrease in net assets
Operations:
  Net investment income....................................................  $   1,671,771  $     864,307
  Net realized loss on investments and foreign currency transactions.......    (40,073,782)   (48,653,550)
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies............................     (1,281,283)     1,286,651
  Net change in unrealized appreciation (depreciation) of investments......     24,192,659   (113,591,619)
                                                                             -------------  -------------
    Net decrease in net assets resulting from operations...................    (15,490,635)  (160,094,211)
                                                                             -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income...............................................       (863,346)      (427,042)
  From net realized gain on investments....................................             --    (15,152,919)
  In excess of net investment income.......................................        (13,453)            --
Class B:
Distributions to shareholders: (Note 1)
  From net investment income...............................................        (87,694)            --
  From net realized gain on investments....................................             --     (6,636,532)
  In excess of net investment income.......................................         (1,367)            --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income...............................................        (19,467)       (13,447)
  From net realized gain on investments....................................             --       (179,887)
  In excess of net investment income.......................................           (303)            --
                                                                             -------------  -------------
    Total distributions....................................................       (985,630)   (22,409,827)
                                                                             -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................  1,358,431,721  1,697,761,633
  Decrease from capital shares repurchased.................................  (1,421,007,158) (1,836,766,167)
                                                                             -------------  -------------
    Net decrease from capital share transactions...........................    (62,575,437)  (139,004,534)
                                                                             -------------  -------------
Total decrease in net assets...............................................    (79,051,702)  (321,508,572)
Net assets:
  Beginning of year........................................................    193,115,287    514,623,859
                                                                             -------------  -------------
  End of year *............................................................  $ 114,063,585  $ 193,115,287
                                                                             -------------  -------------
                                                                             -------------  -------------
 * Includes accumulated net investment loss................................  $     (22,386) $          --
                                                                             -------------  -------------
                                                                             -------------  -------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                    CLASS A
                                          -----------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------
                                           1998  (d)   1997  (d)   1996  (d)   1995  (d)      1994
                                          -----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....   $    6.48   $   13.12   $   12.47   $   12.10   $   15.86
                                          -----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........        0.06*       0.05        0.02        0.11        0.02
  Net realized and unrealized gain
   (loss) on investments................       (1.30)      (5.84)       2.44        0.79       (3.15)
                                          -----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       (1.24)      (5.79)       2.46        0.90       (3.13)
                                          -----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............       (0.05)      (0.03)         --       (0.10)      (0.01)
  From net realized gain on
   investments..........................          --       (0.82)      (1.81)      (0.43)      (0.55)
  In excess of net investment income....          --          --          --          --          --
  In excess of net realized gain on
   investments..........................          --          --          --          --       (0.07)
                                          -----------  ----------  ----------  ----------  ----------
    Total distributions.................       (0.05)      (0.85)      (1.81)      (0.53)      (0.63)
                                          -----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........   $    5.19   $    6.48   $   13.12   $   12.47   $   12.10
                                          -----------  ----------  ----------  ----------  ----------
                                          -----------  ----------  ----------  ----------  ----------

Total investment return (c).............      (19.09)%    (44.24)%     20.04%       7.45%     (19.73)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $  80,824   $ 135,807   $ 361,244   $ 383,722   $ 404,680
Ratio of net investment income (loss) to
 average net assets.....................        1.30%       0.41%       0.17%       0.91%       0.11%
Ratio of expenses to average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........        2.00%       1.66%       1.86%       1.89%       1.81%
  Without expense reductions and/or
   reimbursement........................        2.40%       1.93%       1.99%       1.94%        N/A
Portfolio turnover rate++...............          96%         80%         93%         63%         87%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement of Fund operating expenses per share of $0.02. + Commencing June 1, 1995, the Fund began offering Advisor Class shares.
 ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                    CLASS B
                                          ------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------
                                           1998  (d)    1997  (d)   1996  (d)   1995  (d)      1994
                                          -----------  -----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....   $    6.28    $   12.80   $   12.29   $   11.96   $   15.79
                                          -----------  -----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........        0.03*       (0.03)      (0.06)       0.03       (0.06)
  Net realized and unrealized gain
   (loss) on investments................       (1.26)       (5.67)       2.38        0.75       (3.15)
                                          -----------  -----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       (1.23)       (5.70)       2.32        0.78       (3.21)
                                          -----------  -----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............       (0.01)          --          --       (0.02)         --
  From net realized gain on
   investments..........................          --        (0.82)      (1.81)      (0.43)      (0.55)
  In excess of net investment income....          --           --          --          --          --
  In excess of net realized gain on
   investments..........................          --           --          --          --       (0.07)
                                          -----------  -----------  ----------  ----------  ----------
    Total distributions.................       (0.01)       (0.82)      (1.81)      (0.45)      (0.62)
                                          -----------  -----------  ----------  ----------  ----------
Net asset value, end of period..........   $    5.04    $    6.28   $   12.80   $   12.29   $   11.96
                                          -----------  -----------  ----------  ----------  ----------
                                          -----------  -----------  ----------  ----------  ----------

Total investment return (c).............      (19.55)%     (44.65)%     19.28%       6.54%     (20.30)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $  31,837    $  55,820   $ 151,805   $ 130,887   $ 120,171
Ratio of net investment income (loss) to
 average net assets.....................        0.65%       (0.24)%     (0.48)%      0.26%      (0.54)%
Ratio of expenses to average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........        2.65%        2.31%       2.51%       2.54%       2.46%
  Without expense reductions and/or
   reimbursement........................        3.05%        2.58%       2.64%       2.59%        N/A
Portfolio turnover rate++...............          96%          80%         93%         63%         87%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement of Fund operating expenses per share of $0.02. + Commencing June 1, 1995, the Fund began offering Advisor Class shares.
 ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             ADVISOR CLASS+
                                          ----------------------------------------------------
                                                                                 JUNE 1, 1995
                                                 YEAR ENDED DECEMBER 31,              TO
                                          -------------------------------------  DECEMBER 31,
                                           1998  (d)    1997  (d)    1996  (d)     1995  (d)
                                          -----------  -----------  -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $    6.45    $   13.16    $   12.45     $   12.89
                                          -----------  -----------  -----------  -------------
Income from investment operations:
  Net investment income (loss)..........        0.08*        0.08         0.07          0.09
  Net realized and unrealized gain
   (loss) on investments................       (1.28)       (5.89)        2.45          0.05
                                          -----------  -----------  -----------  -------------
    Net increase (decrease) from
     investment operations..............       (1.20)       (5.81)        2.52          0.14
                                          -----------  -----------  -----------  -------------
Distributions to shareholders:
  From net investment income............       (0.07)       (0.08)          --         (0.15)
  From net realized gain on
   investments..........................          --        (0.82)       (1.81)        (0.43)
  In excess of net investment income....          --           --           --            --
  In excess of net realized gain on
   investments..........................          --           --           --            --
                                          -----------  -----------  -----------  -------------
    Total distributions.................       (0.07)       (0.90)       (1.81)        (0.58)
                                          -----------  -----------  -----------  -------------
Net asset value, end of period..........   $    5.18    $    6.45    $   13.16     $   12.45
                                          -----------  -----------  -----------  -------------
                                          -----------  -----------  -----------  -------------

Total investment return (c).............      (18.51)%     (44.26)%      20.56%         1.07%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   1,402    $   1,488    $   1,575     $     935
Ratio of net investment income (loss) to
 average net assets.....................        1.65%        0.76%        0.52%         1.26%(a)
Ratio of expenses to average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........        1.65%        1.31%        1.51%         1.54%(a)
  Without expense reductions and/or
   reimbursement........................        2.05%        1.58%        1.64%         1.59%(a)
Portfolio turnover rate++...............          96%          80%          93%           63%(a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement of Fund operating expenses per share of $0.02. + Commencing June 1, 1995, the Fund began offering Advisor Class shares.
 ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                               December 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM New Pacific Growth Fund (the "Fund") formerly, GT Global New Pacific Growth Fund, is a separate series of AIM Growth Series (the "Trust") formerly, GT Global Growth Series. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Trust has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type. However, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued to the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counter party is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1998, stocks with an aggregate value of $5,772,440 were on loan to brokers. The loans were secured by cash collateral of $6,131,138 received by the Fund. For the year ended December 31, 1998, the Fund received securities lending fees of $308,990.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or for excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $81,520,585, of which $3,081,427 expires in 2005 and $78,439,158 expires in
2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. These risks of investing in foreign markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may by resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On December 31, 1998, the Fund had no loans outstanding.

For the year ended December 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $6,800,494 with a weighted average interest rate of 6.15%. Interest expense for the year ended December 31, 1998, was $94,155 and is included in "Other expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator, and INVESCO
(NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-adviser and sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. Also, as of the close of business May 29, 1998, A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor, and the Trust was reorganized from a Massachusetts business trust into a Delaware business trust. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays investment management and administration fees to the Manager at the following annualized rates: 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1998, AIM Distributors retained sales charges of $23,466. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected such CDSCs in the amount of $19,510 and $2,399 for the year ended December 31, 1998, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1998, AIM Distributors and GT Global collected such CDSCs in the amount of $90,711 and $124,324, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Funds. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A or Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge.

The Manager and AIM Distributors have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary items) to the maximum annual level of 2.00%, 2.65%, and 1.65% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period January 1, 1998 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services was also reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G. T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% to the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $129,155,679 and $167,008,919, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the year.

4. CAPITAL SHARES
At December 31, 1998, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                        YEAR ENDED                     YEAR ENDED
                                                     DECEMBER 31, 1998              DECEMBER 31, 1997
                                               -----------------------------  -----------------------------
CLASS A                                           SHARES         AMOUNT          SHARES         AMOUNT
---------------------------------------------  ------------  ---------------  ------------  ---------------
Shares sold..................................   220,054,764  $ 1,179,166,766   110,903,994  $ 1,213,154,082
Shares issued in connection with reinvestment
  of distributions...........................       151,132          760,569     2,058,341       13,577,615
                                               ------------  ---------------  ------------  ---------------
                                                220,205,896    1,179,927,335   112,962,335    1,226,731,697
Shares repurchased...........................  (225,597,779)  (1,226,798,121) (119,529,679)  (1,324,924,362)
                                               ------------  ---------------  ------------  ---------------
Net decrease.................................    (5,391,883) $   (46,870,786)   (6,567,344) $   (98,192,665)
                                               ------------  ---------------  ------------  ---------------
                                               ------------  ---------------  ------------  ---------------

CLASS B
---------------------------------------------
Shares sold..................................    29,096,684  $   151,336,461    37,888,593  $   423,842,967
Shares issued in connection with reinvestment
  of distributions...........................        15,481           77,283       856,732        5,478,474
                                               ------------  ---------------  ------------  ---------------
                                                 29,112,165      151,413,744    38,745,325      429,321,441
Shares repurchased...........................   (31,689,112)    (166,703,231)  (41,705,872)    (470,119,000)
                                               ------------  ---------------  ------------  ---------------
Net decrease.................................    (2,576,947) $   (15,289,487)   (2,960,547) $   (40,797,559)
                                               ------------  ---------------  ------------  ---------------
                                               ------------  ---------------  ------------  ---------------
ADVISOR CLASS
---------------------------------------------
Shares sold..................................     5,119,563  $    27,073,240     4,493,439  $    41,526,678
Shares issued in connection with reinvestment
  of distributions...........................         3,439           17,402        25,872          181,817
                                               ------------  ---------------  ------------  ---------------
                                                  5,123,002       27,090,642     4,519,311       41,708,495
Shares repurchased...........................    (5,082,992)     (27,505,806)   (4,408,085)     (41,722,805)
                                               ------------  ---------------  ------------  ---------------
Net increase (decrease)......................        40,010  $      (415,164)      111,226  $       (14,310)
                                               ------------  ---------------  ------------  ---------------
                                               ------------  ---------------  ------------  ---------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $88,368 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For the fiscal year ended December 31, 1998, the amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.1659 per share (representing a total of $3,975,000). The amount of taxes paid by the Fund to such countries for the fiscal year ended December 31, 1998 was $.005 per share (representing a total of $120,535). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund during the fiscal year ended December 31, 1998:

COUNTRY                                        GROSS INCOME %   FOREIGN TAX PAID %
---------------------------------------------  --------------   ------------------
Australia....................................       30.91                 --
Hong Kong....................................       30.30                 --
Malaysia.....................................        1.40               5.32
New Zealand..................................        2.51              13.30
Phillipines..................................        0.80               7.02
Singapore....................................        9.86              60.18
Taiwan.......................................        2.59              12.81
Various......................................        0.50                 --
                                                  -------            -------
                                                    78.87              98.63
Nonqualifying................................        1.14               1.37
United States................................       19.99                 --
                                                  -------            -------
                                                   100.00%            100.00%
                                                  -------            -------
                                                  -------            -------

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM New Pacific Growth Fund (formerly GT Global New Pacific Growth Fund) and Board of Trustees of AIM Growth Series (formerly GT Global Growth Series):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM New Pacific Growth Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
FEBRUARY 19, 1999

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of G.T. Global Growth Series, now known as AIM Growth Series (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B shares of each Fund.

(4) To approve changes to the fundamental investment restrictions of each Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                   VOTES      WITHHELD/
      TRUSTEE/MATTER                                                 VOTES FOR    AGAINST    ABSTENTIONS
      ------------------------------------------------------------  -----------  ----------  -----------
(1)   C. Derek Anderson...........................................   71,221,289         N/A    5,894,682
      Frank S. Bayley.............................................   71,241,614         N/A    5,874,357
      William J. Guilfoyle........................................   71,251,357         N/A    5,864,614
      Arthur C. Patterson.........................................   71,255,705         N/A    5,860,266
      Ruth H. Quigley.............................................   71,264,495         N/A    5,851,476
(2)(a) Approval of investment management and administration
       contract...................................................   11,693,926     634,322    4,652,980*
(2)(b) Approval of sub-advisory and sub-administration contract....  11,590,097     692,700    4,698,431*
(3)   Approval of replacement Rule 12b-1 plans of distribution
       CLASS A....................................................   10,816,023     808,717      795,305
      CLASS B.....................................................    3,926,156     165,435      311,237
(4)(a) Modification of Fundamental Restriction on Portfolio
       Diversification............................................   11,676,053     710,295    4,594,880*
(4)(b) Modification of Fundamental Restriction on Concentration....  11,676,053     710,295    4,594,880*
(4)(c) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................   11,675,357     710,991    4,594,880*
(4)(d) Modification of Fundamental Restriction on Making Loans.....  11,675,751     710,597    4,594,880*
(4)(e) Modification of Fundamental Restriction on Underwriting
       Securities.................................................   11,675,920     710,428    4,594,880*
(4)(f) Modification of Fundamental Restriction on Real Estate
       Investments................................................   11,670,267     716,081    4,594,880*
(4)(g) Modification of Fundamental Restriction on Investing in
       Commodities................................................   11,669,030     717,318    4,594,880*
(4)(h) Elimination of Fundamental Restriction on Margin
       Transactions...............................................   11,667,353     718,995    4,594,880*
(4)(i) Elimination of Fundamental Restriction on Pledging Assets
       ...........................................................   11,675,318     771,030    4,594,880*
(4)(j) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................   11,673,231     713,117    4,594,880*
(4)(k) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................   11,673,661     712,687    4,594,880*
(4)(l) Elimination of Fundamental Restriction on Purchasing
       Securities of Issuers in Which Officers and Board Members
       of the Trust and Its Affiliates Own Securities.............   11,666,878     719,470    4,594,880*
(4)(m) Elimination of Fundamental Restriction on Joint
       Participation in a Securities Trading Account..............   11,675,880     710,468    4,594,880*
(4)(n) Elimination of Fundamental Restriction on Selling Securities
       Short......................................................   11,660,507     725,841    4,594,880*
(4)(o) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-Fund....   11,674,140     712,208    4,594,880*
(5)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................   54,496,135   2,507,411   20,112,425*
(6)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       Independent Public Accountants.............................   71,858,619   1,177,277    4,080,070

--------------------------
  * Includes Broker Non-Votes

BOARD OF TRUSTEES

C. Derek Anderson
President, Plantagenet Capital
Management, LLC (an investment
partnership); Chief Executive Officer,
Plantagenet Holdings, Ltd.
(an investment banking firm)

Frank S. Bayley
Partner, law firm of
Baker & McKenzie

Robert H. Graham
President and Chief Executive Officer,
A I M Management Group Inc.

Arthur C. Patterson
Managing Partner, Accel Partners
(a venture capital firm)

Ruth H. Quigley
Private Investor


OFFICERS

Robert H. Graham
Chairman and President

Dana R. Sutton
Vice President & Assistant Treasurer

Samuel D. Sirko
Vice President & Secretary

Kenneth W. Chancey
Vice President & Principal
Accounting Officer

John J. Arthur
Vice President

Melville B. Cox
Vice President

Gary T. Crum
Vice President

Carol F. Relihan
Vice President

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Pamela Ruddock
Assistant Treasurer

Paul Wozniak
Assistant Treasurer


OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046


INVESTMENT MANAGER

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


SUB-ADVISOR

INVESCO (NY), Inc.
1166 Avenue of the Americas
New York, NY 10036


TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739


CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


COUNSEL TO THE FUND

Kirkpatrick & Lockhart, LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800


COUNSEL TO THE TRUSTEES

Paul, Hastings, Janofsky & Walker LLP
Twenty Third Floor
555 South Flower Street
Los Angeles, CA 90071


DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


AUDITORS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

                     HOW AIM MAKES INVESTING EASY FOR YOU

- LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

- AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

- AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

- EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

- SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

- EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds-Registered Trademark-. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

- RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

- TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

- WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.


CURRENT SHAREHOLDERS CAN CALL OUR AIM INVESTOR LINE AT 800-246-5463 FOR 24-HOUR-A-DAY ACCOUNT INFORMATION.

THE AIM FAMILY OF FUNDS-Registered Trademark-

GROWTH FUNDS
AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Equity Fund(2), (A)
AIM Select Growth Fund(3)
AIM Small Cap Growth Fund(2), (B)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund

GROWTH & INCOME FUNDS
AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund
AIM Basic Value Fund(2), (C)
AIM Charter Fund

INCOME FUNDS
AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund

TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

INTERNATIONAL GROWTH FUNDS
AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)

GLOBAL GROWTH FUNDS
AIM Global Aggressive Growth Fund
AIM Global Growth Fund

GLOBAL GROWTH & INCOME FUNDS
AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund

GLOBAL INCOME FUNDS
AIM Emerging Markets Debt Fund(2), (D)
AIM Global Government Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)

THEME FUNDS
AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM Global Trends Fund(2), (E)

A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE MUTUAL FUND INDUSTRY SINCE 1976 AND MANAGED APPROXIMATELY $109 BILLION IN ASSETS FOR MORE THAN 6.2 MILLION SHAREHOLDERS, INCLUDING INDIVIDUAL INVESTORS, CORPORATE CLIENTS, AND FINANCIAL INSTITUTIONS, AS OF DECEMBER 31, 1998.

  THE AIM FAMILY OF FUNDS-Registered Trademark- IS DISTRIBUTED NATIONWIDE, AND AIM TODAY IS THE 10TH-LARGEST MUTUAL FUND COMPLEX IN THE U.S. IN ASSETS UNDER MANAGEMENT, ACCORDING TO STRATEGIC INSIGHT, AN INDEPENDENT MUTUAL FUND MONITOR.

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

NPG-AR-1